UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                  ------------

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                  July 12, 2006

                                 REMOTEMDX, INC.

             (Exact name of registrant as specified in its charter)

                           Commission File No. 0-23153

                  Utah                               87-0543981

     (State or other jurisdiction of        (IRS Employer Identification

             incorporation)                            Number)

                           150 West Civic Center Drive
                                    Suite 400
                                Sandy, Utah 84070
               (Address of principal executive offices, Zip Code)

       Registrant's telephone number, including area code: (801) 563-7171

   Former name or former address, if changed since last report: Not Applicable


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events


         Amendment of Articles of Incorporation

         At the July 10, 2006 Annual Meeting of Shareholders of RemoteMDx, Inc. (the "Company"), amendments to the Company's Articles of Incorporation increasing the number of the Company's authorized common stock (the "Common Stock"), as well as the number of the Company's authorized preferred stock (the "Preferred Stock") were approved by a vote of Company's shareholders.

         On July 12, 2006, the Company amended its Articles of Incorporation to reflect these changes in its capitalization by filing with the Utah Division of Corporation's office Articles of Amendment to Articles of Incorporation (the "Articles of Amendment"). Following the filing of the Articles of Amendment, the Company is authorized to issue up to 175,000,000 shares of its Common Stock, and 20,000,000 of its Preferred Stock.


ITEM 9.01.   Financial Statements and Exhibits

         (a)      Financial Statements

         None

         (b)      Exhibits


         3(i) Articles of Amendment to Articles of Incorporation, filed July 12, 2006.




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.








                                 REMOTEMDX, INC.




                                 By: /s/Michael G. Action
                                     --------------------
                                 Michael G. Action, Chief Financial Officer




Date: July 17, 2006